UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

10/31

Date of reporting period:   4/30/14

Item 1.  Reports to Stockholders.

Semi-Annual Report

April 30, 2014

Class A   RAALX

Class I   RAILX

www.conductorfunds.com

1-844-GO-RAILX (1-844-467-2459)

April 2014

To Conductor Global Shareholders

First, let us begin by welcoming you to the first quarterly update for the Conductor Global Fund.  We have been incredibly pleased with the launch of the Fund and look forward to keeping you updated regularly on the status of the various positions in the portfolio and the global market and economic trends that affect our positioning.

We picked quite a volatile quarter to launch into.  While many of the major global equity indices finished around or slightly above the zero line for the quarter, there were several severe gyrations that tested investors’ mettle.  The correction from late January through early February was particularly jarring in light of the fact that markets spent almost all of 2013 grinding ever higher with little volatility.

Peak to trough from mid January to early February, the MSCI World was down 6.25%, the MSCI AC World 6.4%, and the S&P 500 6.2%.  Yet, all finished higher on the quarter after strong rallies into the end.  The MSCI World was up 1.42% on a total return basis in Q1, the MSCI AC World 1.22%, and the S&P 500 1.81%.

The Conductor Global Fund ended the quarter up 0.10% after experiencing gyrations similar to the indices listed above.

Disclosures:

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%.  The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 28, 2015, to ensure that the net annual fund operating expenses will not exceed 2.20%, 2.95%, and 1.95% attributable to Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would be 3.08%, 3.83%, and 2.83% to Class A, Class C, and Class I shares respectively.  Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 844-467-2459 or by visiting www.conductorfund.com.

Market Recap

Briefly, there were several global themes and trends pushing global markets around in circles during Q1:

•

A particularly severe winter in the US forced analysts and economists to reevaluate the optimism many held coming into the year.  In aggregate, US economic indicators disappointed in the first two months of the year relative to expectations, a situation represented visually in the sharp decline in the Citigroup Economic Surprises Index over January and February.  Weather took much of the blame.  In recent weeks, though, economic data has stabilized with the weather.  This week’s Conference Board Leading Indicators release shows that economic growth prospects remain on track as we work through Q2.  As we write, the S&P 500 is tracking back towards all time nominal highs.  This quarter’s earnings season will be scrutinized for signs that the earnings growth engine has begun to sputter in the US; expectations have deflated coming into earnings season.

•

Geopolitical worries reared their head.  After protests forced the exit of Ukrainian President Viktor Yanukovych, Russia covertly and overtly set in motion a range of political maneuvers that eventually resulted in Russia annexing Crimea.  With western governments implementing a first round of sanctions, Russia experienced capital flight.  Russia, already facing economic headwinds ahead of the crisis, is now expected to fall into recession.

•

Investors continue to fret about growth prospects in China, with a particular focus on the significant upward shift in China’s total debt to GDP ratios in recent years and, hence, the sustainability of the economic model.  Meanwhile, Xi Jinping’s government has focused on stamping out corruption and guiding the economy towards rebalancing leading many to wonder whether leaders can successfully navigate tricky economic forces without causing significant economic or social disruptions.  A corporate bond default in March added to worries.  As of this writing, the Shanghai Composite in China is down again YTD following last year’s negative performance.

•

Issues in Russia and China combined with worries about growth prospects in Brazil and India and political unrest in areas such as Turkey led to another volatile and disappointing quarter overall for Emerging Market equities.  The MSCI Emerging Market Index was down approximately 0.5% during the quarter taking the index to new post-financial crisis valuation lows.  April has been a better month for emerging market equities; but, the performance gap with developed economies observed over recent years remains substantial.

•

In Europe, better than expected economic growth in the UK, decent economic news, at least relative to expectations, on the continent, continued yield compression in the periphery countries, and talk of more aggressive action from the ECB in the face of disinflationary headwinds kept European stocks buoyant.  The MSCI Europe Index rose over 2% in Q1.

•

Japan, on the other hand, saw some of the enthusiasm surrounding Abenomics wane.  Granted, Japanese equity markets were the best performing in the developed world last year.  In the first quarter, however, the Topix was down nearly 7%.  Investors remain concerned about the slow pace of structural economic change, continued tensions with China, the recently implemented sales tax hike, and some disappointing economic data, especially relating to export trends.

•

Looking under the market’s hood, there were several sector performance shifts of note.  Last year’s runaway sector winner in the MSCI World, Consumer Discretionary (up over 37% in 2013) was the big loser in Q1, down approximately 2.5%.  Reflecting some of the newfound caution in markets, the forgotten-about Utilities sector delivered nearly 8% in Q1, the best among all sector groups.  One leading sector from last year bucked the reversal trend.  Health care, which was the second best performer last year (nearly 34%) was the second best performer in Q1, up over 5%.

Overall Conductor Global Positioning

As many of you are aware, upon launch of the Conductor Global Fund on 12/27/13, we attempted to replicate the longstanding IronHorse Capital SMA model portfolio as closely as possible when executing the portfolio.   For much of last year, the model portfolio was heavily weighted toward Consumer Discretionary, Technology, Health Care, and Industrials names, which served the model portfolio well.  On the flip side, the model portfolio spent the year underweight Energy, Materials, Utilities, and Financial stocks.  Telecom and Consumer Staples were close to equal weight relative to the MSCI AC World Index.

Entering 2014, the Conductor Global Fund carried an approximate 22% weighting in Consumer Discretionary and a close to 20% weighting in Technology while the underweighted Energy, Financial and Materials sectors represented approximately 4%, 7% and 3% of the portfolio respectively on 12/31/13.

From a regional perspective, Conductor Global closed 2013 decently overweight (relative to the MSCI AC World) US equities and underweight Europe and Asia-Pacific equities, with direct equity exposure in the US totaling approximately 60% (64% overall for North America), Europe representing approximately 19%, and Asia-Pacific representing approximately 13%.  Cash and general hedges comprised the balance.

Over Q1, the portfolio experienced significant shifts sector and region wise as our internal models began to address shifting valuation and technical dynamics taking place in the broader market (see table below).  Among the biggest changes, exposure to Consumer Discretionary fell approximately 9% over the quarter to 13%, close to equal weight with the indices.  Exposure to Technology increased from 20% to 24%.  Exposure to Consumer Staples fell approximately 3% to 8.5%, again close to benchmark levels.  Energy exposure increased 2% to 6.5%, closer to equal-weight with benchmarks as well.  The portfolio’s exposure to Financials increased by approximately 2.5% but remains well below benchmark levels.  The domestic/international mix changed considerably as well.  North American exposure (US/Canada) dropped approximately 10%, with the downward exposure shift occurring primarily in US stocks.  European exposures increased over 7% during the quarter and Asia exposures increased by approximately 1.5%.

Sector Exposures

GICS Sector	12/31/13	3/31/14
Cash	2.05%	2.87%
Consumer Discretionary	22.08%	13.34%
Consumer Staples	11.32%	8.49%
Energy	4.28%	6.35%
Financials	6.60%	9.21%
Funds/Hedge	0.97%	1.94%
Health Care	11.80%	12.49%
Industrials	13.86%	12.08%
Info Tech	19.77%	23.71%
Materials	3.36%	3.76%
Telecom Svcs	3.92%	5.34%
Utilities	0.00%	0.41%

Disclosure:

Sectors exposure is subject to change and should not be considered investment advice.

Geographical Breakdown

Region	12/31/13	3/31/14
Africa/Middle East	0.00%	0.14%
Asia Pacific	13.22%	14.39%
Cash	2.05%	2.87%
Central Asia	0.00%	0.10%
Eastern Europe	0.11%	0.11%
Funds/Hedge	0.97%	1.94%
North America	64.93%	54.07%
South & Central America	0.00%	0.18%
Western Europe	18.83%	26.19%

Why did some elements of the portfolio, such as Consumer Discretionary, experience dramatic shifts over Q1?  At this point, it may be helpful to quickly explain the process governing adding and subtracting individual securities.  To be considered for inclusion in the portfolio, an individual stock must meet a set of strict fundamental value criteria covering a range of metrics such as value to cash flow, price to book, and metrics pertaining to balance sheet health.  Names meeting those criteria then must then meet technical criteria emphasizing momentum characteristics.  Names that make it through these tests are then subjected to qualitative evaluation.  Conceptually, we want to own names that we consider undervalued, and that are beginning to show signs of significant interest in the broader market.  The technical discipline helps us filter out the potential for “falling knife” stocks.  Conversely, the sell decision heavily emphasizes the technical model.  On the sell side, our main focus is consistency and sell-discipline.  In practice, we want to let winners ride and cut losers before damage is done.  With winners, we don’t want to impose slippery judgment-based valuation exit calls (price targets, etc.) for fear of letting our emotional brain overtake our rational brain.  Again, consistency is key.  We will not average down in an individual name either.  If something is not working, we’ll trust the broader market’s judgment and move on ready to fight another day.  It doesn’t always work perfectly, but the discipline does help us avoid most potholes.

As we discussed in the broader market overview, after a long run of market beating performance during this cyclical bull-market, the consumer discretionary sector has begun to show some signs of exhaustion.  We saw these dynamics play out in the portfolio.  This also happened, of note, within our consumer staples names.  Names that carried these sectors to the top of the table in terms of excess performance relative to the benchmarks began to show signs of distribution in Q1 and we acted accordingly to cut exposures using the process described above.  We sold 11 Consumer Discretionary names during the quarter, almost all of which had been strong performers for the model portfolio over the past year and a half.  Six Consumer Staples names exited the portfolio as well, though there was more churn here; three Staples names were added.  Meanwhile, over the course of Q1 and into early Q2, exposures to Materials and Energy names have begun to creep up. And, the numbers of names in these sectors near levels worthy of inclusion have increased, reflecting the fact that many of these names are inexpensive after a period of underperformance and reflecting improved relative strength characteristics relative to the broader market.

Why does the Technology sector continue to hold such a high portfolio weighting in spite of the fact that many high-flying technology names fell off their rockers near the end of Q1?  Simply, there seems to be a two-track system playing out within the Technology sector.  On one side, we see the overvalued headline names like Facebook, Priceline, Amazon, Twitter, and others that have captured a good portion of the media and marketplace’s attention in recent months and years.  Underneath the surface, however, there are a number of Technology names with solid value and momentum characteristics.  Our technology exposure is concentrated mainly in hardware and semiconductor names within the communications and networking segments and in areas pertaining to technology supply chain and distribution services.  We have not owned and will not own anytime soon any of the infamous momentum technology names as none are close to meeting our value requirements at this time.  Nonetheless, technology has remained a solid performer both for the broader market and us over the past several months.  During Q1, Technology was the third best sector performer in the MSCI World.  In our portfolio, Technology was a positive contributor to performance relative to benchmarks.

The portfolio changes geographically follow a similar track.  With the stellar run in US stocks over recent years, the broader US indices and many of the underlying individual names have become overvalued relative to historical levels.  While broad US indices have continued to move back towards all-time highs, underneath the surface we’re beginning to see more and more individual US names break down technically as well, especially among names at lower market cap levels.  It’s becoming harder and harder to find US names the meet our criteria.  European names on the other hand have become to appear more regularly on our watch lists.  Turning to Japan, several names have exited the portfolio, plus many names in the broader marketplace are showing signs of technical distress.  Of course, as we mentioned, the Japanese indices have rolled over this year and the momentum towards a weaker Yen has waned considerably.  If the dynamics playing out in our portfolio and among individual stocks in the broader market are any indication, Prime Minister Abe and his economic team may be facing a moment of truth.

Take it all together, and it was by far the busiest quarter ever for Conductor and IronHorse in terms of trading activity.  We executed 39 individual stock trades in the portfolio during the quarter.  12 trades represented purchases and 27 sales.  Energy, Materials, and Staples accounted for most of the buy activity. Furthermore, 11 of the 12 purchases represented international names.  Consumer Discretionary and Staples accounted for the lion’s share of selling activity.  US names dominated the sell list.

As an aside, we’d like to quickly talk about another element of our portfolio construction process, namely the top-down model through which we determine overall portfolio exposure to the marketplace.  Our model uses three levers to guide us in determining whether or not to dramatically reduce exposures from fully invested levels: overall market valuation, the market’s technical momentum status, and global leading economic indicators.  Only when all three indicators are flashing a red signal do we take meaningful exposure off the table and/or significantly hedge the portfolio.  Definitely, an individual indicator flashing red without the others can prove sufficient in terms of influencing negative market action.  Our work shows, however, that the most meaningful broad global market declines such as 2008 or 2000 or 1973/1974 occur when waning momentum combines with solidly above average long-term valuations and high recession probabilities.  How does this come into play here?  Currently, while various markets, especially the US, are showing stretched valuations, market momentum and the prospects for economic growth remain intact.  Therefore, our portfolio remains essentially fully invested.

We discussed earlier in this section that most of the trading activity this past quarter fell on the sell side, perhaps leading one to wonder how we manage the cash generated from the net sales and keep the portfolio fully invested.  The model we use to evaluate stocks for the portfolio is not malleable.  In other words, we don’t adjust the valuation thresholds higher and higher to keep up with ever-expanding multiples.  In times like these with multiples expanding, finding names meeting our value criteria might be harder and harder to find.  To keep the portfolio close to the fully invested mandate dictated by the top-down process, we use an ETF “placeholder” to park the cash.  In our case, we use the Vanguard Total World ETF (VT) to maintain exposure.  As of 3/31/14, we held a position in VT of approximately 12.5%.  Again, why would we do this if underlying names are deteriorating and moving out of the portfolio?  Simply, broader markets can continue to rise significantly even though many of the underlying names are becoming more and more overvalued.  1999 provides a stark example as markets moved much higher despite high valuations.  As long as the top-down model tells us it’s still safe to maintain broad market exposure, we’ll use beta plays to keep up the best we can.  We’re not, however, going to take on volatile stock-specific risks in names that don’t fit our core profile/competency just to keep the portfolio topped up with exposure.  Keep in mind, though, as you look at the quarter end sector and geographic exposures above that some of exposure to the various sectors and geographies comes through exposure to the ETF, not via a single-stock position.

Looking forward, we continue to like the fundamental positioning of the fund.  At the end of the quarter, we held 74 single-stock positions and two ETF positions, including the aforementioned position in VT, and a small position in a volatility ETF to guard against general market tail risks.  We believe the individual names in the portfolio remain undervalued relative to the broader benchmark using various indicators.

	Conductor Global Portfolio	MSCI AC World
EV/EBITDA (median)	7.3x	10.9x
Price/Book (median)	1.8x	2.2x
P/E—Trailing 12-mo. (median)	15.6x	18.7x
Altman Z-Score (median)	4.8	3.2

As referenced above, we continue to remain constructive on overall market action at this point.  Markets in the US and some corners of developed Europe and Asia remain overvalued using various long-term metrics such as CAPE P/E ratios, though various emerging markets are trading at multi-year valuation lows; for the first time in several years, individual emerging market names are beginning to appear on our radar screens.  Across the developed and most of the emerging worlds, economic growth prospects remain broadly on track.  As we write, the newest round of US and European purchasing manager indicators show expansionary activity intact.  Recent LEI releases show that the probability for recession in coming quarters remains low as well.  After the developed market equity indices’ relentless upward performance march last year, the frustrating, back and forth market action so far this year does not surprise us.

We’ll keep our eyes clearly focused on the various global economic and market indicators in our models for signs of major cracks.   Until then, we anticipate keeping the portfolio fully invested, with an expectation that exposures will continue to tilt away from consumer oriented sectors and US exposures.

Disclosures:

Investing in the Fund carries certain risks. Adverse changes in currency exchange rates may erode or reverse any potential gains from the Fund’s investments. The risk of investing in emerging market securities, primarily increased foreign investment risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. There can be a higher portfolio turnover due to active and frequent trading that may result in higher transactional and brokerage costs. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Conductor Funds. This and other information about the Funds is contained in the prospectus and should be read carefully before investing. The prospectus for both funds can be obtained by calling toll free 1-844-GO-RAILX or by clicking here. The Conductor Funds are distributed by Northern Lights Distributors, LLC., Member FINRA IronHorse Capital Management and Northern Lights Distributors, LLC are not affiliated.

Definitions:

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States*.

MSCI AC World Index: The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indexes comprising 23 developed and 21 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*

S&P 500 Index: The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*.

MSCI Europe Index:  The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom*.

TOPIX:  An index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the 'first section' on the TSE, which groups all of the large firms on the exchange into one pool. The second section groups all of the remaining smaller firms.

EV/EBITDA: A ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

Price to Book: A ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

P/E trailing 12 month: The sum of a company's price-to-earnings, calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. This measure differs from forward P/E, which uses earnings estimates for the next four quarters.

Altman Z-score: The output of a credit-strength test that gauges a publicly traded manufacturing company's likelihood of bankruptcy. The Altman Z-score, is based on five financial ratios that can be calculated from data found on a company's annual 10K report. The Altman Z-score is calculated as follows:

Z-Score = 1.2A + 1.4B + 3.3C + 0.6D + 1.0E

Where:

A = Working Capital/Total Assets

B = Retained Earnings/Total Assets

C = Earnings Before Interest & Tax/Total Assets

D = Market Value of Equity/Total Liabilities

E = Sales/Total Assets

A score below 1.8 means the company is probably headed for bankruptcy, while companies with scores above 3.0 are not likely to go bankrupt. The lower/higher the score, the lower/higher the likelihood of bankruptcy.

4104-NLD-5/30/2014

Conductor Global Fund
Portfolio Review
April 30, 2014 (Unaudited)

The Fund's performance figures* for the period ended April 30, 2014, compared to its benchmark:

Since Inception
Class A (a)	1.74%
Class A with Load (b)	(4.06)%
Class I (c)	(0.80)%
MSCI World Total Return Index (d)	2.93%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   Past performance is no guarantee of future results. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Per the fee table in the March 11, 2014 prospectus, the Fund's total annual operating expense ratio is 2.23% and 1.98% for Class A and Class I shares, respectively.  For performance information current to the most recent month-end, please call toll-free 1-844-GO-RAILX.

(a) Conductor Global Fund Class A commenced investment operations on April 15, 2014.
(b) Class A with load total return is calculated using the maximum sales charge of 5.75%

(c) Because the Fund has less than a full calendar year of investment operations, limited performance information is available. The Advisor has managed client accounts with substantially similar objectives, policies and strategies as will be used to managed the Fund. The performance data above represents the historical performance of the Iron Horse Global Core Composite, a composite of the aforementioned seperately managed accounts, for the period January 1, 2010 through December 26, 2013.

(d) The MSCI World Total Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indexes.

Portfolio Composition as of April 30, 2014
Holdings by Asset Class	% of Net Assets	Holdings by Country	% of Market Value
Equity	17.8%	United States	64.2%
Commercial Services	7.5%	Japan	8.6%
Retail	7.1%	France	7.5%
Telecommunications	6.2%	Britain	4.1%
Food	5.5%	Canada	3.1%
Pharmacuticals	5.0%	Belgium	2.1%
Healthcare-Services	4.3%	Italy	1.8%
Oil & Gas	4.3%	Bermuda	1.2%
Computers	3.8%	Finland	1.2%
Software	3.4%	Norway	1.2%
Other*	31.1%	Netherlands	1.1%
Other Assets Less Liabilities -Net	4.0%	Other **	3.9%
	100.0%		100.0%

* Other represents 3.4% or less weightings in the following industries: Aerospace/Defense, Auto Parts & Equipment, Banks, Chemicals, Disribution/Wholesale, Consumer Discretionary, Electrical Components & Equipment, Electronics, Engineering & Construction, Healthcare-Products, Insurance, Internet, Leisure Time, Machinery-Diversified, Mining, Miscellaneous Manufacturing, Oil & Gas Services, and Semiconductors.

** Other countries represents less than 1.1% weightings in the following countries: Australia, Denmark, Hong Kong and Mexico.

Conductor Global Fund
PORTFOLIO OF INVESTMENTS
April 30, 2014 (Unaudited)

Shares		Value
	COMMON STOCKS - 78.2%
	AEROSPACE/DEFENSE - 0.8%
2,174	L-3 Communications Holdings, Inc.	$ 250,814

	AUTO PARTS & EQUIPMENT - 2.0%
14,445	Faurecia *	648,854

	BANKS - 1.9%
14,358	Credit Agricole SA *	226,065
12,004	Morgan Stanley	371,284
		597,349
	CHEMICALS - 3.1%
576,000	Huabao International Holdings Ltd.	272,662
6,580	Mosaic Co. (The)	329,263
25,100	Nissan Chemical Industries Ltd.	374,609
		976,534
	COMMERCIAL SERVICES - 7.5%
14,875	Apollo Education Group, Inc. *	429,293
10,439	Cintas Corp.	615,170
8,438	DeVry Education Group, Inc.	379,963
121,500	OHL Mexico SAB de CV *	323,000
11,134	Stantec, Inc.	659,131
		2,406,557
	COMPUTERS - 3.8%
43,147	Brocade Communications Systems, Inc. *	401,699
4,350	CACI International, Inc. - Cl. A *	302,978
7,048	Cap Gemini SA	497,531
		1,202,208
	CONSUMER DISCRECTIONARY - 1.1%
4,871	Outerwall, Inc. *	337,804

	DISTRIBUTION/WHOLESALE - 1.2%
14,092	Ingram Micro, Inc. *	379,920

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
25,200	Brother Industries Ltd.	351,932

	ELECTRONICS - 3.4%
7,133	Avnet, Inc.	307,646
12,900	Hoya Corp.	380,511
9,482	Plexus Corp. *	397,485
		1,085,642

See accompanying notes to financial statements.

Conductor Global Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014 (Unaudited)

Shares		Value
	ENGINEERING & CONSTRUCTION - 2.1%
71,006	Downer EDI Ltd.	$ 328,313
348	Engility Holdings, Inc. *	15,187
5,741	Jacobs Engineering Group, Inc. *	331,256
		674,756
	FOOD - 5.5%
2,845	Casino Guichard Perrachon SA	361,942
4,552	Delhaize Group SA	337,934
9,310	Kesko OYJ	380,048
30,200	Nisshin Seifun Group, Inc.	351,417
27,000	Yamazaki Baking Co. Ltd.	329,771
		1,761,112
	HEALTHCARE-PRODUCTS - 0.9%
5,045	Medtronic, Inc.	296,747

	HEALTHCARE-SERVICES - 4.3%
9,693	Health Net, Inc. CA *	332,761
3,131	Humana, Inc.	343,627
4,437	UnitedHealth Group, Inc.	332,952
3,827	WellPoint, Inc.	385,302
		1,394,642
	INSURANCE - 2.3%
12,008	AXA SA	312,609
7,133	Hanover Insurance Group, Inc. (The)	416,924
		729,533
	INTERNET - 0.9%
30,300	Gree, Inc.	295,349

	LEISURE TIME - 1.1%
49,338	TUI Travel PLC	356,409

	MACHINERY-DIVERSIFIED - 1.3%
5,481	IDEX Corp.	408,718

	MINING - 1.0%
66,362	Centerra Gold, Inc.	338,674

	MISCELLANEOUS MANUFACTURING - 1.1%
4,001	Dover Corp.	345,686

See accompanying notes to financial statements.

Conductor Global Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014 (Unaudited)
Shares		Value
	OIL & GAS - 4.3%
6,264	HollyFrontier Corp.	$ 329,424
25,900	Inpex Corp.	377,170
8,370	Royal Dutch Shell PLC	356,166
44,989	Soco International PLC	328,260
		1,391,020
	OIL & GAS SERVICES - 2.5%
14,092	C&J Energy Services, Inc. *	423,606
10,696	TGS Nopec Geophysical Co. ASA	368,017
		791,623
	PHARMACEUTICALS - 5.0%
6,959	Omnicare, Inc.	412,460
10,300	Otsuka Holdings Co. Ltd.	296,662
32,196	Recordati SpA	562,501
11,134	VCA Antech, Inc. *	341,034
		1,612,657
	RETAIL - 7.1%
8,088	Abercrombie & Fitch Co.	297,315
8,611	Ann, Inc. *	337,465
7,190	Cash America International, Inc.	313,125
3,393	Dillard's, Inc.	332,277
58,301	Home Retail Group PLC	200,832
59,258	Kingfisher PLC	418,364
5,653	Walgreen Co.	383,839
		2,283,217
	SEMICONDUCTORS - 3.3%
25,227	Marvell Technology Group Ltd.	400,100
19,399	NVIDIA Corp.	358,300
27,140	QLogic Corp. *	314,281
		1,072,681
	SOFTWARE - 3.4%
20,007	Allscripts Healthcare Solutions, Inc. *	304,507
8,265	Microsoft Corp.	333,906
6,959	SYNNEX Corp. *	468,897
		1,107,310
	TELECOMMUNICATIONS - 6.2%
11,051	Belgacom SA	338,032
5,481	Harris Corp.	402,963
28,707	Polycom, Inc. *	353,096
7,654	T-Mobile US, Inc. *	224,186

See accompanying notes to financial statements.

Conductor Global Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014 (Unaudited)

Shares		Value
	TELECOMMUNICATIONS - 6.2% (Continued)
33,066	TDC A/S	$ 310,216
13,227	Vivendi SA	354,706
		1,983,199
	TOTAL COMMON STOCKS (Cost - $24,057,810)	25,080,947

	MUTUAL FUNDS - 17.8%
	EQUITY FUNDS - 17.8%
85,328	Vanguard Total World Stock ETF	5,133,332
10,842	VelocityShares VIX Short Term ETN * +	589,805
	TOTAL MUTUAL FUNDS - (Cost - $5,713,673)	5,723,137

	SHORT-TERM INVESTMENTS - 3.5%
1,116,992	Morgan Stanley * (Cost - $1,116,992)	1,116,992

	TOTAL INVESTMENTS - 99.5% (Cost - $30,888,475) (a)	$ 31,921,076
	OTHER ASSETS AND LIABILITIES - NET - 0.5%	146,850
	TOTAL NET ASSETS - 100.0%	$ 32,067,926

* Non-income producing security.
+ Affiliated Company - Conductor Global Fund holds in excess of 5% voting securities of this exchange traded note.

 (a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 1,447,129
	Unrealized Depreciation:	(414,528)
	Net Unrealized Appreciation:	$ 1,032,601

See accompanying notes to financial statements.

Conductor Global Fund
Statement Of Assets and Liabilities
April 30, 2014 (Unaudited)

ASSETS
Investment securities:
Investments in unaffiliated securities, at cost	$ 30,260,066
Investments in affiliated securities, at cost	628,409
Total securities, at cost	$ 30,888,475

Investments in unaffiliated securities, at value	$ 31,331,271
Investments in affiliated securities, at value	589,805
Total securities, at value	$ 31,921,076

Foreign Currency (Cost $694,968)	700,815
Receivable for securities sold	362,925
Dividends and interest receivable	33,891
Prepaid expenses and other assets	14,249
TOTAL ASSETS	33,032,956

LIABILITIES
Due to Custodian	919,197
Investment advisory fees payable	31,411
Payable for investments purchased	1,551
Fees payable to other affiliates	10,844
Accrued expenses and other liabilities	2,027
TOTAL LIABILITIES	965,030
NET ASSETS	$ 32,067,926

NET ASSETS CONSIST OF:
Paid in capital	$ 32,284,641
Undistributed net investment loss	(2,378)
Accumulated net realized loss on investments	(1,259,413)
Net unrealized appreciation of investments	1,045,076
NET ASSETS	$ 32,067,926

NET ASSET VALUE PER SHARE:

Class A Shares:
Net Assets	$ 10
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 9.92	(c)
Maximum offering price per share (maximum sales charge of 5.75%) (a)(b)	$ 10.53

Class I Shares:
Net Assets	$ 32,067,916
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,231,438
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.92

(a) For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.
(b) Redemptions made within 30 days of purcahse may be assessed a redemption fee of 1.00%.
(c) NAV may not recalculate due to rounding of shares.

See accompanying notes to financial statements.

Conductor Global Fund
Statement of Operations
For the Period Ended April 30, 2014 (Unaudited)(a)

INVESTMENT INCOME
Dividend Income (Foreign Taxes Withheld $15,091)	$ 178,465
Interest Income	235
TOTAL INVESTMENT INCOME	178,700

EXPENSES
Investment advisory fees	143,891
Administrative services fees	14,293
Legal fees	10,131
Accounting services fees	8,562
Transfer agent fees	7,699
Audit fees	6,608
Compliance officer fees	6,352
Printing and postage expenses	4,934
Registration fees	4,052
Trustees fees and expenses	3,241
Custodian fees	3,039
Insurance expense	1,334
Other expenses	1,252
TOTAL EXPENSES	215,388

Less: Fees waived by the Advisor	(34,310)

NET EXPENSES	181,078

NET INVESTMENT LOSS	(2,378)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Unaffiliated Investments	(1,301,523)
Foreign Currency Transactions	42,110
Realized loss on investments	(1,259,413)

Net change in unrealized appreciation (depreciation) of:
Unaffiliated Investments	1,071,205
Affiliated Investments	(38,604)
Foreign Currency Transactions	12,475
Unrealized appreciation on investments	1,045,076

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(214,337)

NET DECREASE IN NET ASSETS	$ (216,715)

(a)	The Conductor Global Fund Class A commenced investment operations on April 15, 2014. The Conductor Global Fund Class I commenced investment operations on December 26, 2013.

See accompanying notes to financial statements.

Conductor Global Fund
Statement of Changes in Net Assets
For the Period Ended April 30, 2014 (Unaudited)(a)

FROM OPERATIONS
Net investment loss	$ (2,378)
Net realized loss from investments	(1,259,413)
Net change in unrealized appreciation of investments	1,045,076
Net decrease in net assets resulting from operations	(216,715)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	10
Class I	32,359,991
Payments for shares redeemed:
Class I	(75,360)
Net increase in net assets from shares of beneficial interest	32,284,641

TOTAL INCREASE IN NET ASSETS	32,067,926

NET ASSETS
Beginning of Period	-
End of Period*	$ 32,067,926
*Includes undistributed net investment loss of:	$ (2,378)

SHARE ACTIVITY
Class A:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

Class I:
Shares Sold	3,238,935
Shares Redeemed	(7,497)
Net increase in shares of beneficial interest outstanding	3,231,438

(a)	The Conductor Global Fund Class A commenced investment operations on April 15, 2014. The Conductor Global Fund Class I commenced investment operations on December 26, 2013.

See accompanying notes to financial statements.

Conductor Global Fund
Financial Highlights
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A Shares (1)
	Period Ended
	April 30, 2014
	(Unaudited)
Net asset value, beginning of period	$ 9.75

Activity from investment operations:
Net investment income (2)	0.01
Net realized and unrealized
gain on investments (3)	0.16
Total from investment operations	0.17

Net asset value, end of period	$ 9.92

Total return (4)	1.74%	(5)

Net assets, at end of period	$ 10

Ratio of gross expenses to average
net assets (6) (8)	2.57%	(7)
Ratio of net expenses to average
net assets (8)	2.20%	(7)
Ratio of net investment income
to average net assets (8)(9)	2.40%	(7)

Portfolio Turnover Rate	46%	(5)

(1) The Conductor Global Fund Class A commenced investment operations on April 15, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.
(5) Not Annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Conductor Global Fund
Financial Highlights
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class I Shares (1)
	Period Ended
	April 30, 2014
	(Unaudited)
Net asset value, beginning of period	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.00)	(3)
Net realized and unrealized
loss on investments	(0.08)
Total from investment operations	(0.08)

Net asset value, end of period	$ 9.92

Total return (4)	-0.80%	(5)

Net assets, at end of period (000s)	$ 32,068

Ratio of gross expenses to average
net assets (6) (8)	2.32%	(7)
Ratio of net expenses to average
net assets (8)	1.95%	(7)
Ratio of net investment loss
to average net assets (8)(9)	(0.03)%	(7)

Portfolio Turnover Rate	46%	(5)

(1)	The Conductor Global Fund Class I commenced investment operations on December 26, 2013. Start of performance is January 1, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Per Share amounts represent less than $0.01 per share.
(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.
(5) Not Annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2014 (Unaudited)

1.

ORGANIZATION

The Conductor Global Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company.  The Fund commenced investment operations for Class I shares on December 26, 2013. Class A shares commenced investment operations on April 15, 2014.  The investment objective is to provide long-term risk-adjusted total return.

The Fund offers Class A and Class I shares. Class C shares are currently not offered. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

April 30, 2014 (Unaudited)

underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Fair Valuation Process - This team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

April 30, 2014 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of April 30, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 25,080,947	$ -	$ -	$ 25,080,947
Mutual Funds	5,723,137	-	-	5,723,137
Money Market Fund	1,116,992	-	-	1,116,992
Total	$ 31,921,076	$ -	$ -	$ 31,921,076

*Please refer to the Portfolio of Investments for industry classifications.

There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Concentration of Risk - Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the current year. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

April 30, 2014 (Unaudited)

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

3.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended April 30, 2014 for amounted to $42,442,897 and $11,444,940, respectively.

4.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by IronHorse Capital, LLC (the “Advisor”).  Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund.  For the period ended April 30, 2014, the Fund incurred advisory fees in the amount of $143,891.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until February 28, 2015, so that the total annual operating expenses of the Conductor Global Fund do not exceed 2.20%, 2.95% and 1.95% of the average daily net assets of Class A, Class C and Class I, respectively.  Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.

For the period ended April 30, 2014, the Advisor waived management fees and reimbursed expenses in the amount of $34,310. As of April 30, 2014, the Advisor may recapture the waived amounts no later than October 31, 2017.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the period ended April 30, 2014, Class A shares did not accrue a 12b-1 fee.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. For the period ended April 30, 2014, the Distributor did not receive any underwriting commissions for sales of Class A shares.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

April 30, 2014 (Unaudited)

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.

INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. There was one affiliated company held by Conductor Global Fund as of April 30, 2014. Transactions during the period with affiliated companies are as follows:

CUSIP	Description	Value- Beginning of Period	Purchases	Sales Proceeds	Dividends Credited to Income	Change in Unrelized Appreciation/ (Depreciation)	Value-End of Year
22539T621	VelocityShares VIX Short-Term ETN	$ -	$ 628,409	$ -	$ -	$ (38,604)	$ 589,805

6.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the period ended April 30, 2014, the Fund assessed $0 in redemption fees.

7.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Conductor Global Fund

EXPENSE EXAMPLES

April 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Conductor Global Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period 11/1/13 – 4/30/14	Annualized Expense Ratio 11/1/13 – 4/30/14
Class A	$1,000.00	$1,017.40	$ 0.91 +	2.20%
Class I	1,000.00	992.00	6.44 ^	1.95%

Hypothetical (5% return before expenses)	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period* 11/1/13 – 4/30/14	Annualized Expense Ratio 11/1/13 – 4/30/14
Class A	$1,000.00	$1,013.88	$ 10.99	2.20%
Class I	1,000.00	1,015.12	9.74	1.95%

+ “Actual” expense information is for the period from April 15, 2014 (date of initial investment) to April 30, 2014. Actual expenses are equal to the Portfolio’s annualized net expense ratio multiplied by 15/365 (to reflect the period from initial investment to April 30, 2014).

^ “Actual” expense information is for the period from December 26, 2013 (date of initial investment) to April 30, 2014. Actual expenses are equal to the Portfolio’s annualized net expense ratio multiplied by 121/365 (to reflect the period from initial investment to April 30, 2014).

* “Hypothetical” expense information for the Portfolio is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 181/365 (to reflect the full half-year period).

Conductor Global Fund

SUPPLEMENTAL INFORMATION

April 30, 2014 (Unaudited)

Approval of Advisory Agreement – Conductor Global Fund

At a meeting held on December 6, 2013 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including each of the Independent Trustees, considered the approval of an investment advisory agreement (the “Agreement”) between IronHorse Capital LLC (“IronHorse” or the “Adviser”) and the Trust, on behalf of the Conductor Global Fund (the “Fund”), a new series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (d) a comparison of the Fund’s proposed advisory fee and estimated overall expenses with those of comparable mutual funds; (e) the anticipated level of profitability from the Adviser’s fund-related operations; (f) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (g) information regarding the historical performance record of a composite of separately managed accounts with substantially similar objectives, policies and strategies as those of the Fund.

In its consideration of the Agreement, the Board did not identify any single factor as controlling.  Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by IronHorse related to the proposed Agreement with the Trust on behalf of the Fund, including the proposed Agreement, IronHorse’s Form ADV Parts I and II, a review of the financial condition of IronHorse, a compliance manual and Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940, from engaging in conduct prohibited by Rule 17j-1(b), an independent review of IronHorse’s compliance program, a description of the manner in which investment decisions are to be made and executed, an overview of the personnel that would perform services for the Fund, prior performance information of a composite of IronHorse’s separately managed client accounts with substantially similar objectives, policies and strategies as will be used to manage the Fund, and other policies and procedures of IronHorse.

In reaching its conclusions, the Board considered that IronHorse had demonstrated a positive performance track record for its other similar investment products consistent with the Fund’s proposed investment objective and strategies.  The Board noted that IronHorse had demonstrated the skills, experience and sophistication necessary to effectively manage the Fund’s proposed investment strategies. The Board further noted that although IronHorse does not have previous experience advising a registered investment company, IronHorse is expanding its personnel and is consulting with outside experts to bolster its compliance monitoring capabilities. The Board then concluded that IronHorse had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Agreement and that the nature, overall quality and extent of the management services to be provided by IronHorse to the Fund were satisfactory and reliable.

Performance. The Board considered that the Fund is newly formed and as such did not have a record of prior performance to submit at the Meeting. The Board reviewed and considered the prior performance of a composite of IronHorse’s separately managed client accounts with substantially similar objectives, policies and strategies as will be used to manage the Fund to that of the Fund’s Morningstar Peer Group for year-to-date, one- and three-year periods as of October 30, 2013. The Board noted that the Adviser’s composite performance was positive in all periods and exceeded the median of its peers during the year-to-date period. The Board concluded that the prior performance of the other investment products was satisfactory and that IronHorse was expected to obtain an acceptable level of investment returns to shareholders in the Fund.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by IronHorse, the Board considered a comparison of the Fund’s proposed advisory fee and estimated overall expenses to those of a peer group selected by Morningstar (“Peer Group”) and as against the Morningstar World Stock category (“Morningstar Category”). The Trustees considered that IronHorse proposed to charge an advisory fee of 1.50% of the Fund’s average net assets.  The Board noted that the proposed advisory fee is higher than the median of the Peer Group and Morningstar Category and that the proposed advisory fee was equal to that of the highest fees within the Peer Group. The Board considered that IronHorse

Conductor Global Fund

SUPPLEMENTAL INFORMATION

April 30, 2014 (Unaudited)(Continued)

had agreed to reimburse expenses to limit net annual operating expenses to 2.20%, 2.95% and 1.95% of the average net assets of Class A, Class C and Class I shares of the Fund, respectively. The Board noted that the Fund’s net operating expenses were higher than the median of the Peer Group and Morningstar Category, but were not the highest. The Board considered the level of skill, experience and sophistication to be utilized by IronHorse in executing the Fund’s investment strategies and concluded that the proposed contractual advisory fee to be paid to IronHorse and the proposed expense limitations were fair and reasonable in light of these factors.

Profitability. The Board considered IronHorse’s anticipated profitability and whether these profits are reasonable in light of the services proposed to be provided to the Fund and the Fund’s projected growth. The Board reviewed an estimated profitability analysis prepared by IronHorse and concluded that, given the Fund’s expected asset levels during its first two years of operations and the estimated costs of managing the Fund, it was satisfied that IronHorse’s anticipated level of profitability from its relationship with the Fund would not be excessive during the Fund’s start-up phase.

Economies of Scale. The Board considered whether IronHorse would realize economies of scale with respect to its management of the Fund. The Board reviewed and considered an estimated profitability analysis and selected financial information of IronHorse included in the Board Materials and provided at the Meeting. The Board considered that although the current advisory fee schedule does not include breakpoints, materials provided by IronHorse indicate that IronHorse will consider the possibility of adding breakpoints in the future, and that the Fund’s shareholders should benefit from the Fund’s growth. The Board concluded that for the initial term of the Agreement, based on the services to be provided and the projected growth of the Fund, the advisory fees were reasonable and IronHorse’s anticipated profits from its relationship with the Fund were not excessive.

 Conclusion. The Board, having requested and received such information from IronHorse as it believed reasonably necessary to evaluate the terms of the proposed Agreement, and as assisted by the advice of independent counsel, determined that approval of the Agreement for an initial two-year term is in the best interests of the Fund and its future shareholders.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

•

Social Security number and income

•

Account transactions and transaction history

•

Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do
How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or give us contact information

•

provide account information or give us your income information

•

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. • Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-GO-RAILX or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-844-GO-RAILX.

Investment Advisor

IronHorse Capital LLC

The First Capital Building

555 Perkins Extended, Suite 450

Memphis, TN 38117

Administrator

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/7/14

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer

Date

7/7/14